Exhibit 99.2

PHOENIX INTERNATIONAL (CHINA) LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

PHOENIX INTERNATIONAL (CHINA) LIMITED

Consolidated Financial Statements

March 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Phoenix International (China) Limited

We have reviewed the accompanying consolidated balance sheet of Phoenix International (China) Limited (the “Company”) as of March 31, 2011, and the related consolidated statements of operations and comprehensive income, and cash flows for the three months ended March 31, 2011 and 2010. These consolidated financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Phoenix International (China) Limited as of December 31, 2010, and the related consolidated statements of operations and comprehensive income, stockholders’ equity and cash flows for the year then ended (not presented herein); and in our report dated April 11, 2011, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed balance sheet as of December 31, 2010, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

/s/ Patrizio & Zhao, LLC

Parsippany, New Jersey

May 2, 2011

PHOENIX INTERNATIONAL (CHINA) LIMITED

Consolidated Balance Sheets

	March 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$825,229	$797,093
Accounts receivable, net of allowance for doubtful accounts of $145,513	3,240,702	3,096,232
and $141,830 at March 31, 2011 and December 31, 2010, respectively
Advance payments	5,753,934	4,522,647
Due from unrelated parties	584,957	578,396
Due from shareholders	485,330	413,703
Other current assets	282,888	126,218
Total current assets	11,173,040	9,534,289

Property and equipment, net	3,142,125	3,165,124

Total assets	$14,315,165	$12,699,413

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$2,680,430	$2,063,089
Short-term bank loan	305,400	303,400
Advances from customers	901,619	768,773
Current maturities of capital lease obligations	20,790	20,654
Income taxes payable	2,670,998	2,448,444
Other taxes payable	717,759	722,518
Other current liabilities	99,692	119,874
Total current liabilities	7,396,688	6,446,752

Long-term capital lease obligations	62,346	67,101

Total liabilities	7,459,034	6,513,853

Stockholders’ equity:
Common stock	1,290	1,290
Additional paid-in capital	493,700	493,700
Statutory reserve	257,630	257,630
Retained earnings	5,897,156	5,270,514
Accumulated other comprehensive income	206,355	162,426
Total stockholders’ equity	6,856,131	6,185,560

Total liabilities and stockholders' equity	$14,315,165	$2,699,413

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX INTERNATIONAL (CHINA) LIMITED

Consolidated Statements of Operations and Comprehensive Income

	For the Three Months Ended
	March 31,
	2011	2010

Sales	$4,914,616	$2,179,978

Cost of sales	3,868,302	1,325,518

Gross profit	1,046,314	854,460

Operating expenses:
Selling, general and administrative expenses	209,825	133,459
Total operating expenses	209,825	133,459

Income from operations	836,489	721,001

Other income (expenses):
Interest income (expense)	(3,909)	134
Non-operating expenses	(226)	(326)
Total other expenses	(4,135)	(192)

Income before provisions for income taxes	832,354	720,809

Provisions for income taxes	205,712	182,078

Net income	626,642	538,731

Other comprehensive income
Foreign currency translation adjustment	43,929	248

Comprehensive income	$670,571	$538,979

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX INTERNATIONAL (CHINA) LIMITED

Consolidated Statements of Cash Flows

	For the Three Months Ended
	March 31,
	2011	2010
Cash flows from operating activities:
Net Income	$626,642	$538,731
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	50,234	10,275
Changes in assets and liabilities:
Accounts receivable	(126,377)	(159,094)
Advance payments	(1,197,383)	(185,361)
Other current assets	(229,152)	42,389
Accounts payable and accrued expenses	602,703	(205,625)
Advances from customers	127,343	355,326
Income taxes payable	205,712	182,077
Other taxes payable	(9,490)	(9,995)
Other current liabilities	(20,900)	34,311
Total Adjustments	(597,310)	64,303

Net cash provided by operating activities	29,332	603,034

Cash flows from investing activities:
Acquisition of property and equipment	(6,519)	-

Net cash used in investing activities	(6,519)	-

Effect of foreign currency translation on cash	5,323	206

Net increase in cash and cash equivalents	28,136	603,240

Cash and cash equivalents – beginning	797,093	455,466

Cash and cash equivalents – ending	$825,229	$1,058,706

Supplemental schedule of non cash activities:

Capital lease payment made by a shareholder on behalf of the Company	$5,180	$-

Supplemental disclosure information:
Cash paid for interest	$3,917	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX INTERNATIONAL (CHINA) LIMITED

Notes to Consolidated Financial Statements

Note 1 – Organization and Nature of Business

Phoenix International (China) Limited (the “Company”) was incorporated on October 19, 2009 under the laws of Hong Kong, the People’s Republic of China (“PRC”). On June 7, 2010, the Company invested 100% in Hunan Beiwei International Media Consulting Co., Ltd., a wholly foreign-owned enterprise (“WFOE”) in the county of Changsha, Hunan Province, PRC under the corporate laws of PRC.

On June 7, 2010, the WFOE entered into a series of agreements, the purpose of which was to restructure Changsha Zhongte Advertising Limited (“Zhongte”), Changsha Beiwei Sanshi Cultural Communication Limited (“Beiwei”) and Changsha Beichen Cultural Communication Limited (“Beichen”) in accordance with PRC law such that it could seek capital and grow its business (the “Restructuring”). Zhongte, Beiwei and Beichen were formed on September 27, 2002, August 26, 2003 and June 3, 2008, respectively, in the city of Changsha, Hunan Province, PRC under the corporate laws of PRC. The Agreements, including, but not limited to, a Consulting Services Agreement and an Operating Agreement, provide that all business revenues of Zhongte, Beiwei and Beichen will be directed in full by Zhongte, Beiwei and Beichen into bank accounts nominated by the WFOE, and the WFOE agrees to, as the guarantor for Zhongte, Beiwei and Beichen in the contracts, agreements or transactions in connection with Zhongte’s, Beiwei’s and Beichen’s operations with any other third party, provide full guarantee for the performance of such contracts, agreements or transactions. The general purpose of the agreements was for the WFOE to obtain voting rights and other stockholder rights in Zhongte, Beiwei and Beichen.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United Stated of America. The consolidated financial statements include the accounts of Phoenix International (China) Limited and its controlled subsidiaries. As disclosed in Note 1, the WFOE entered into a series of Agreements with Zhongte, Beiwei and Beichen.  Under FASB ASC 810 (formerly FIN-46R), Zhongte, Beiwei and Beichen are variable interest entities and the WFOE is the primary beneficiary. Therefore, the WFOE has consolidated Zhongte, Beiwei and Beichen in its financial statements. All inter-company transactions and balances have been eliminated in consolidation. The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applicable to interim financial information and the requirements of Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. Interim results are not necessarily indicative of results for a full year. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and the results of operations and cash flows for the interim periods have been included.

In preparing the accompanying unaudited consolidated financial statements, we evaluated the period from March 31, 2011 through the date the financial statements were issued for material subsequent events requiring recognition or disclosure. No such events were identified for this period.

Interim Financial Statements

These interim financial statements should be read in conjunction with the audited consolidated financial statements for the years ended December 31, 2010 and 2009, as not all disclosures required by generally accepted accounting principles for annual financial statements are presented. The interim financial statements follow the same accounting policies and methods of computations as the audited consolidated financial statements for the years ended December 31, 2010 and 2009.

Note 3 – Accounts Receivable

Accounts receivable are stated at original invoice amount less allowance for doubtful receivables based on management’s periodic review of aging of outstanding balances and customer credit history. Allowance for doubtful accounts amounted to $145,513 and $141,830 as of March 31, 2011 and December 31, 2010, respectively.

Note 4 – Advance Payments

The Company makes advance payments to certain media for issuing advertisements. As of March 31, 2011 and December 31, 2010, balances on advance payments were $5,753,934 and $4,522,647, respectively.

PHOENIX INTERNATIONAL (CHINA) LIMITED

Notes to Consolidated Financial Statements

Note 5 – Due from Unrelated Parties

As of March 31, 2011 and December 31, 2010, the Company had outstanding loans to unrelated parties of $584,957 and $578,396, respectively. These loans represent good-faith loans that are non-interest bearing given to third parties and are payable on demand.

Note 6 – Due from Shareholders

As of March 31, 2011 and December 31, 2010, the Company had outstanding loans to shareholders of $485,330 and $413,703, respectively. These loans are short-term in nature, unsecured and non-interest bearing and are payable on demand.

Note 7 – Property and Equipment

Property and equipment as of March 31, 2011 and December 31, 2010 consist of the following:

	March 31, 2011	December 31, 2010

Office equipment and furniture	$166,826	$159,234
Vehicles	213,039	211,644
Vehicles – capital lease	145,772	144,818
Buildings	2,886,030	2,867,130
Subtotal	3,411,667	3,382,826
Less: accumulated depreciation	269,542	217,702

Total	$3,142,125	$3,165,124

Depreciation expense for the three months ended March 31, 2011 and 2010 was $50,234 and $10,275, respectively. For the three months ended March 31, 2011 and 2010, amortization of Vehicles under capital lease included in depreciation expense was $5,180 and $6,055, respectively.

Note 8 – Capital Leases – Future Minimum Lease Payments

The Company leases certain vehicles under agreements that are classified as capital leases. The cost of equipment under capital leases is included in the property and equipment and was $145,773 and $144,818 as of March 31, 2011 and December 31, 2010, respectively. Accumulated amortization of the leased vehicles as of March 31, 2011 and 2010 was $83,425 and $114,881, respectively. Amortization of assets under capital leases is included in depreciation expense.

The future minimum lease payments required under the capital leases and the present values of the net minimum lease payments as of March 31, 2011 are as follows:

Year Ending December 31,	Amount
2011	$16,035
2012	20,654
2013	11,552
2014	4,747
2015	4,747
Thereafter	25,401
Total minimum lease payments	$83,136
Less: Current maturities of capital
lease obligations	(20,790)
Long-term capital lease obligations	$62,346

PHOENIX INTERNATIONAL (CHINA) LIMITED

Notes to Consolidated Financial Statements

Note 9 – Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following:

	March 31 2011	December 31, 2010

Accounts payable	$2,525,430	$1,908,089
Accrued expenses	155,000	155,000

Total	$2,680,430	$2,063,089

The carrying value of accounts payable and accrued expenses approximates their fair value due to the short-term nature of these obligations.

Note 10 – Short-Term Bank Loan

Short-term bank loan consists of the following:

	March 31,	December 31,
	2011	2010

On July 26, 2010, the Company signed a loan agreement with Bank of Changsha in the amount of $305,400, which is to be repaid in full by July 27, 2011; The interest is calculated using annual fixed interest rate of 5.31% and paid monthly. The loan is guaranteed by Hunan Furong Credit Guaranty for Small to Mid-size Enterprise, Ltd.	$305,400	$303,400

Total short-term bank loan	$305,400	$303,400

Note 11 – Advances from Customers

As of March 31, 2011 and December 31, 2010, the Company had advances from customers of $901,619 and $768,773, respectively. As a common business practice, the Company requires certain customers to make advance payments for advertisements. Such advances are interest-free and unsecured.

Note 12 – Income Taxes

Phoenix International (China) Limited was incorporated in the Hong Kong China. Under the corporate tax laws of Hong Kong, it is not subject to tax on income or capital gain.

The Company’s Chinese subsidiary and affiliated operating companies based in China are governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a new statutory rate of 25% and were, until January 2008, subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax) on income reported in the statutory statements after appropriate tax adjustments.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the PRC (the New CIT Law), which is effective from January 1, 2008. Under the new law, the corporate income tax rate applicable to all Companies, both domestic and foreign-invested companies, is 25%, replacing the previous applicable tax rate of 33%. For the three months ended March 31, 2011 and 2010, the income taxes provision for the Company was $205,712 and $182,078, respectively.

On February 22, 2008, the Ministry of Finance (“MOF”) and the State Administration of Taxation (“SAT”) jointly issued Cai Shui [2008] Circular 1 (“Circular 1”). According to Article 4 of Circular 1, distributions of accumulated profits earned by a FIE prior to January 1, 2008 to foreign investor(s) in 2008 or after will be exempt from withholding tax (“WHT”) while distribution of the profit earned by an FIE after January 1, 2008 to its foreign investor(s) shall be subject to WHT. Since the Company intends to reinvest its earnings to further expand its businesses in mainland China, its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies in the foreseeable future.

PHOENIX INTERNATIONAL (CHINA) LIMITED

Notes to Consolidated Financial Statements

Note 13 – Other Taxes Payable

Other taxes payable consists of the following:

	March 31, 2011	December 31, 2010

Business taxes payable	$496,806	$501,108
Fees and surcharges payable	220,953	221,410

Total	$717,759	$722,518

Note 14 – Risk Factors

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 15 – Risk of Concentrations and Credit Risk

For the three months ended March 31, 2011, five major media accounted for approximately 85% of the Company’s cost for issuing advertisements, while for the three months ended March 31, 2010, three major media accounted for approximately 70.7% of the Company’s cost for issuing advertisements. Total advertisements issued by these media were $3,287,291 and $937,141 for the three months ended March 31, 2011 and 2010, respectively.

Five major customers accounted for approximately 59% of the Company’s sales for the three months ended March 31, 2011. Ten major customers accounted for approximately and 41.5% of the Company’s sales for the three months ended March 31, 2010. Total sales to these customers were $2,901,919 and $904,690, for the three months ended March 31, 2011 and 2010, respectively.

Financial instruments which potentially subject the Company to credit risk consist principally of cash on deposit with financial institutions. Management believes that the financial institutions that hold the Company’s cash and cash equivalents are financially sound and minimal credit risk exists with respect to these investments.